united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2016

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear fellow shareholders:

Domestic equity markets over the previous six months produced solid returns with the S&P 500 up 8.48%. While this was a great return for the period, it also came with a great deal of volatility. At one point early in this period the S&P 500 was up close to 10% but by mid-February had reversed course and was down 4%, a 14% correction from peak to trough.

We are pleased to report The Covered Bridge Fund’s the (“Fund”) performance for the previous six months. Much of what plagued the fund in our last fiscal year was underperformance of large cap multinationals paying high dividends due to the strength in the dollar. This ended rather abruptly in the first quarter of 2016 and started to reverse course. For the previous six months the Fund (TCBIX) was up 8.18%, nearly matching the performance of the S&P 500. For the first quarter of 2016, the Fund (TCBIX) was up 3.24% versus the S&P 500 which was up 1.35%.

Telecommunication and Utility sectors posted a strong rally in the period. As volatility increased in global equity markets and bond yields fell, investors found value in traditional defensive sectors offering attractive dividend yields. The Covered Bridge Fund also participated in the significant appreciation of the Consumer Staples and Industrial sectors that occurred during the period. As the US dollar retreated against major foreign currencies, US multinational firms, particularly in the Staples and Industrial sectors, gained investor support. The Energy and Materials sectors were no longer a significant drag on market performance and were able to mount a recovery from the January lows.

In our opinion, the Fund’s positive performance was a result of good underlying stock performance and the tactical decisions made with our call overwriting at the market lows. It is important for covered call funds to understand the risks and rewards of writing calls after a strong market correction. Covered calls may provide income and slightly reduce the downside when a stock is declining, but for that income and protection, an investor gives up the upside potential of that stock’s performance. This is one of the reasons we only overwrite approximately one half of each of the positions.

After a big move lower in stock prices, it is sometimes necessary to adjust your positioning and write calls that are further out of the money and accept less income. This reduces the protection but allows stock prices to recover without being called away at low prices. At big extremes it is often prudent to reduce the actual percentage of calls you are writing to allow even further recovery. This is exactly what was done in the Fund around option expiration time in both January and February of this year. The number of calls written was reduced in the Fund and the options were also written further out of the money. As the underlying stocks in the portfolio have recovered, the Fund has also recovered. Since this recovery, we are back to our philosophy of overwriting approximately half of each of the positions in the Fund.

As a shareholder in the Fund, it is important to note the difference between the price performance of the Fund and the total return of the Fund. Total return of the Fund is a combination of the underlying stock price performance, dividends paid from the underlying securities and any option premium received from the options that were sold on the underlying securities. The Fund passes through the dividend payments (less expenses) to shareholders on a quarterly basis. Any capital gains and option premium income is paid to shareholders on an annual basis. In some cases it may appear that an investor has a loss in the fund on a price basis, but this is due to the distributions that we have made over time.

To understand the true performance of the Fund, an investor must look at not only the price of the Fund but must also include the distributions they have received. A simple way to do this is to compare your initial investment in the Fund versus the current market value in the Fund today.

As we move through the rest of 2016, we continue to expect a volatile market but with a bias to the upside. We have started to see many of the large multinational companies move higher and, if the U.S. Dollar stays at this level or weakens further, we would expect this to continue.

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &
Michael Dashner, CFA

Important Definitions: The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Out of the money: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value. As a result, the value of an out of the money option erodes quickly with time as it gets closer to expiry. If it still out of the money at expiry, the option will expire worthless. Dividend yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock. Strike price: The price at which a specific derivative contract can be exercised. Strike prices is mostly used to describe stock and index options, in which strike prices are fixed in the contract. For call options, the strike price is where the security can be bought (up to the expiration date), while for put options the strike price is the price at which shares can be sold. NLD Code: 7302-NLD-5/3/2016

The Covered Bridge Fund
Portfolio Review (Unaudited)
March 31, 2016

The Fund’s performance figures* for the periods ended March 31, 2016, compared to its benchmark:

	Six	One	Since
	Months	Year	Inception*
The Covered Bridge Fund
Class A without load	8.16%	0.99%	5.04%
Class A with load	2.47%	(4.32)%	2.81%
Class I	8.18%	1.25%	5.32%
S&P 500 Total Return Index **	8.49%	1.78%	10.42%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2017, to ensure that the net annual fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.90% and 1.65%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated February 1, 2016, including underlying funds, are 2.34% for Class A and 2.09% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2016

Shares		Value

	COMMON STOCK - 97.1%
	AEROSPACE/DEFENSE - 0.8%
2,000	Boeing Co.	$253,880

	AGRICULTURE - 0.6%
2,000	Philip Morris International, Inc. ^	196,220

	AUTO MANUFACTURERS - 1.0%
10,000	General Motors Co. ^	314,300

	BANKS - 11.1%
18,000	BB&T Corp. ^	598,860
17,500	JPMorgan Chase & Co. ^	1,036,350
25,000	US Bancorp ^	1,014,750
16,000	Wells Fargo & Co. ^	773,760
		3,423,720
	BEVERAGES - 1.0%
7,000	Coca-Cola Co. ^	324,730

	BIOTECHNOLOGY - 2.4%
5,000	Amgen, Inc. ^	749,650

	CHEMICALS - 2.0%
7,000	Du Pont (EI) De Nemours & Co. ^	443,240
10,000	Potash Corp. of Saskatchewan, Inc.	170,200
		613,440
	COMPUTERS - 11.6%
22,000	Apple, Inc. ^	2,397,780
7,000	International Business Machines Corp. ^	1,060,150
4,000	Seagate Technology PLC ^	137,800
		3,595,730
	COSMETICS/PERSONAL CARE - 2.7%
10,000	Procter & Gamble Co. ^	823,100

	ELECTRIC - 5.6%
7,000	Dominion Resources, Inc. ^	525,840
7,000	Duke Energy Corp. ^	564,760
18,000	Exelon Corp. ^	645,480
		1,736,080
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
4,000	Emerson Electric Co. ^	217,520

	ELECTRONICS - 2.9%
30,000	Corning, Inc. ^	626,700
2,500	Honeywell International, Inc. ^	280,125
		906,825

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Value

	FOOD - 2.4%
8,000	General Mills, Inc. ^	$506,800
5,000	Sysco Corp. ^	233,650
		740,450
	HEALTHCARE PRODUCTS - 1.4%
10,000	Abbott Laboratories ^	418,300

	INSURANCE - 0.3%
1,300	Aflac, Inc. ^	82,082

	IRON/STEEL - 0.4%
30,000	Vale SA - ADR	126,300

	LEISURE TIME - 2.0%
12,000	Harley Davidson, Inc. ^	615,960

	MACHINERY-CONSTRUCTION & MINING - 1.0%
4,000	Caterpillar, Inc. ^	306,160

	MEDIA - 1.4%
4,500	Walt Disney Co. ^	446,895

	MINING - 1.0%
8,000	BHP Billiton Ltd. - ADR ^	207,200
10,000	Freeport-McMoRan Copper & Gold, Inc. ^	103,400
		310,600
	MISCELLANEOUS MANUFACTURING - 3.4%
1,500	3M Co. ^	249,945
25,000	General Electric Co. ^	794,750
		1,044,695
	OIL & GAS - 5.2%
9,800	BP PLC - ADR ^	295,764
188	California Resources Corp.	194
6,000	Ensco PLC	62,220
12,100	Exxon Mobil Corp. ^	1,011,439
2,000	Occidental Petroleum Corp. ^	136,860
12,000	Transocean Ltd. ^	109,680
		1,616,157
	PHARMACEUTICALS - 12.9%
12,000	AbbVie, Inc. ^	685,440
12,000	Bristol-Myers Squibb Co. ^	766,560
9,000	Eli Lilly & Co. ^	648,090
4,500	Johnson & Johnson ^	486,900
15,000	Merck & Co., Inc. ^	793,650
20,800	Pfizer, Inc. ^	616,512
		3,997,152

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Value

	REITS - 3.3%
5,000	Crown Castle International Corp. ^	$432,500
18,000	HCP, Inc. ^	586,440
		1,018,940
	RETAIL - 8.0%
7,000	Kohl’s Corp. ^	326,270
8,000	Nordstrom, Inc. ^	457,680
8,000	Target Corp. ^	658,240
15,000	Wal-Mart Stores, Inc. ^	1,027,350
		2,469,540
	SEMICONDUCTORS - 3.1%
20,000	Intel Corp. ^	647,000
6,000	QUALCOMM, Inc. ^	306,840
		953,840
	SOFTWARE - 3.0%
14,000	Microsoft Corp. ^	773,220
3,000	Paychex, Inc. ^	162,030
		935,250
	TELECOMMUNICATIONS - 5.5%
10,000	AT&T, Inc. ^	391,700
20,000	Cisco Systems, Inc. ^	569,400
14,000	Verizon Communications, Inc. ^	757,120
		1,718,220
	TOYS/GAMES/HOBBIES - 0.4%
3,500	Mattel, Inc. ^	117,670

	TOTAL COMMON STOCK	30,073,406
	(Cost - $32,955,664)

Contracts **
	PUT OPTIONS PURCHASED * - 0.0%
100	SPDR S&P 500 ETF Trust	3,200
	Expiration April 2016, Exercise Price $198.00
	TOTAL PUT OPTIONS PURCHASED
	(Cost - $43,700)

	SHORT-TERM INVESTMENT - 3.7%
	MONEY MARKET FUND - 3.7%
1,135,869	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Shares 0.41% +	1,135,869
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,135,869)

	TOTAL INVESTMENTS - 100.8% (Cost - $34,135,233) (a)	$31,212,475
	CALL OPTIONS WRITTEN (Premiums Received - $246,961) - (1.0)%	(316,504)
	OTHER ASSETS LESS LIABILITIES - 0.2%	79,889
	NET ASSETS - 100.0%	$30,975,860

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Contracts **		Value

	CALL OPTIONS WRITTEN * - (1.0)%
7	3M Co.	$2,135
	Expiration April 2016, Exercise Price $165.00
50	Abbott Laboratories	9,500
	Expiration April 2016, Exercise Price $40.00
30	AbbVie Inc.	2,700
	Expiration April 2016, Exercise Price $57.00
30	AbbVie Inc.	2,250
	Expiration April 2016, Exercise Price $57.50
13	Aflac, Inc.	1,521
	Expiration April 2016, Exercise Price $62.50
10	Amgen, Inc.	2,600
	Expiration April 2016, Exercise Price $150.00
40	Apple, Inc.	17,800
	Expiration April 2016, Exercise Price $105.00
50	AT&T, Inc.	1,750
	Expiration April 2016, Exercise Price $39.00
90	BB&T Corp.	540
	Expiration April 2016, Exercise Price $35.00
30	BHP Billiton Ltd	2,850
	Expiration April 2016, Exercise Price $26.00
25	BP PLC	250
	Expiration April 2016, Exercise Price $25.00
45	Bristol-Myers Squibb Co.	8,550
	Expiration April 2016, Exercise Price $62.50
15	Bristol-Myers Squibb Co.	2,205
	Expiration April 2016, Exercise Price $63.00
14	Caterpillar, Inc.	3,388
	Expiration April 2016, Exercise Price $75.00
50	Cisco Systems, Inc.	7,550
	Expiration April 2016, Exercise Price $27.00
50	Cisco Systems, Inc.	2,700
	Expiration April 2016, Exercise Price $28.00
35	Coca-Cola Co.	5,110
	Expiration April 2016, Exercise Price $45.00
150	Corning, Inc.	13,800
	Expiration April 2016, Exercise Price $20.00
8	Crown Castle International Corp.	1,760
	Expiration April 2016, Exercise Price $85.00
17	Crown Castle International Corp.	935
	Expiration April 2016, Exercise Price $87.50
30	Dominion Resources, Inc.	6,990
	Expiration April 2016, Exercise Price $72.50
35	Duke Energy Corp.	4,270
	Expiration April 2016, Exercise Price $80.00
35	Du Pont (EI) De Nemours & Co.	1,330
	Expiration April 2016, Exercise Price $65.00

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Contracts **		Value

	CALL OPTIONS WRITTEN * (Continued) - (1.0)%
30	Eli Lilly & Co.	$5,790
	Expiration April 2016, Exercise Price $71.00
20	Emerson Electric Co.	1,400
	Expiration April 2016, Exercise Price $55.00
90	Exelon Corp.	18,000
	Expiration April 2016, Exercise Price $34.00
20	Exxon Mobil Corp.	1,100
	Expiration April 2016, Exercise Price $85.00
50	Freeport-McMoRan Copper & Gold, Inc.	7,500
	Expiration April 2016, Exercise Price $9.00
100	General Electric Co.	18,900
	Expiration April 2016, Exercise Price $30.00
25	General Electric Co.	1,375
	Expiration April 2016, Exercise Price $31.50
20	General Mills, Inc.	6,800
	Expiration April 2016, Exercise Price $60.00
20	General Mills, Inc.	2,620
	Expiration April 2016, Exercise Price $62.50
50	General Motors Co.	4,250
	Expiration April 2016, Exercise Price $31.00
40	Harley Davidson, Inc.	8,280
	Expiration April 2016, Exercise Price $50.00
90	HCP, Inc.	7,380
	Expiration April 2016, Exercise Price $32.50
10	Honeywell International, Inc.	3,000
	Expiration April 2016, Exercise Price $110.00
100	Intel Corp.	7,000
	Expiration April 2016, Exercise Price $32.00
30	International Business Machines Corp.	34,830
	Expiration April 2016, Exercise Price $140.00
15	Johnson & Johnson	480
	Expiration April 2016, Exercise Price $110.00
40	JPMorgan Chase & Co.	2,360
	Expiration April 2016, Exercise Price $60.00
35	Kohl’s Corp.	1,925
	Expiration April 2016, Exercise Price $47.50
20	Mattel, Inc.	2,200
	Expiration April 2016, Exercise Price $33.00
50	Merck & Co., Inc.	4,950
	Expiration April 2016, Exercise Price $52.50
25	Merck & Co., Inc.	1,450
	Expiration April 2016, Exercise Price $53.00
70	Microsoft Corp.	20,860
	Expiration April 2016, Exercise Price $52.50
40	Nordstrom, Inc.	1,000
	Expiration April 2016, Exercise Price $60.15

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Contracts **		Value

	CALL OPTIONS WRITTEN * (Continued) - (1.0)%
20	Occidental Petroleum Corp.	$1,480
	Expiration April 2016, Exercise Price $70.00
30	Paychex, Inc.	5,100
	Expiration April 2016, Exercise Price $52.50
40	Pfizer, Inc.	1,840
	Expiration April 2016, Exercise Price $29.50
20	Philip Morris International, Inc.	2,740
	Expiration April 2016, Exercise Price $98.00
25	Procter & Gamble Co.	1,775
	Expiration April 2016, Exercise Price $82.50
25	Procter & Gamble Co.	1,075
	Expiration April 2016, Exercise Price $83.00
30	QUALCOMM, Inc.	960
	Expiration April 2016, Exercise Price $52.50
20	Seagate Technology PLC	1,040
	Expiration April 2016, Exercise Price $36.00
25	Sysco Corp.	1,000
	Expiration April 2016, Exercise Price $47.00
40	Target Corp.	4,280
	Expiration April 2016, Exercise Price $82.50
60	Transocean Ltd.	120
	Expiration April 2016, Exercise Price $13.00
100	US Bancorp	3,800
	Expiration April 2016, Exercise Price $41.00
70	Verizon Communications, Inc.	11,270
	Expiration April 2016, Exercise Price $52.50
50	Wal-Mart Stores, Inc.	7,750
	Expiration April 2016, Exercise Price $67.50
15	Walt Disney Co.	1,380
	Expiration April 2016, Exercise Price $100.00
80	Wells Fargo & Co.	4,960
	Expiration April 2016, Exercise Price $49.00
	TOTAL CALL OPTIONS WRITTEN	$316,504
	(Premiums Received - $246,961)

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

+	Variable rate security - interest rate is as of March 31, 2016.

^	Each security is subject to written call options.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $34,021,920 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$679,451
Unrealized depreciation	(3,805,400)
Net unrealized depreciation	$(3,125,949)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Portfolio Composition as of March 31, 2016 (Unaudited)

Breakdown by Sector (Unaudited)
Percent of Net
Assets
Common Stock	97.1%
Consumer, Non-cyclical	23.4%
Technology	17.7%
Financial	14.6%
Consumer, Cyclical	11.4%
Industrial	8.8%
Communications	7.0%
Utilities	5.6%
Energy	5.2%
Basic Materials	3.4%
Short-term Investments	3.7%
Call Options Written	(1.0)%
Other Assets Less Liabilities	0.2%
Net Assets	100.0%

Breakdown by Country (Unaudited)
Percent of Net
Assets
Common Stock	97.1%
United States	94.0%
Britain	1.2%
Australia	0.7%
Canada	0.5%
Brazil	0.4%
Switzerland	0.3%
Short-term Investments	3.7%
Call Options Written	(1.0)%
Other Assets Less Liabilities	0.2%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2016

Assets:
Investments in Securities at Value (Identified cost $34,135,233)	$31,212,475
Deposits with Broker	56,700
Receivable for Fund Shares Sold	19,591
Dividend and Interest Receivable	38,993
Total Assets	31,327,759

Liabilities:
Options Written (premiums received $246,961)	316,504
Redemptions Payable	43
Payable to Related Parties	547
Accrued Advisory Fees	23,403
Distribution (12b-1) Fees Payable	830
Accrued Expenses and Other Liabilities	10,572
Total Liabilities	351,899

Net Assets	$30,975,860

Class A Shares
Net Assets (Unlimited shares of no par value beneficial interest authorized; 414,430 shares of beneficial interest outstanding)	$4,002,461
Net Asset Value and Redemption Price Per Share (a)
($4,002,461/414,430 shares of beneficial interest outstanding)	$9.66
Offering Price Per Share
($9.66/0.9475)	$10.20

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized;
2,794,633 shares of beneficial interest outstanding)	$26,973,399
Net Asset Value, Offering and Redemption Price Per Share (a)
($26,973,399/2,794,633 shares of beneficial interest outstanding)	$9.65

Composition of Net Assets:
At March 31, 2016, Net Assets consisted of:
Paid-in-Capital	$33,543,724
Undistributed net investment income	3,579
Accumulated net realized gain from investments, options purchased, and options written	420,858
Net unrealized depreciation of:
Investments and options purchased	(2,922,758)
Options written	(69,543)
Net Assets	$30,975,860

(a) The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2016

Investment Income:
Dividend Income (Less $471 Foreign Taxes)	$431,986
Interest Income	1,277
Total Investment Income	433,263

Expenses:
Investment Advisory Fees	183,209
Distribution (12b-1) fees - Class A	4,766
Administration Fees	21,058
Transfer Agent Fees	20,055
Fund Accounting Fees	15,472
Registration & Filing Fees	12,534
Custody Fees	12,032
Audit Fees	7,521
Chief Compliance Officer Fees	6,819
Printing Expense	6,268
Trustees’ Fees	4,914
Legal Fees	4,011
Insurance Expense	1,253
Miscellaneous Expenses	2,156
Total Expenses	302,068
Less: Fee Waived by Adviser	(55,240)
Net Expenses	246,828
Net Investment Income	186,435

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments and Options Purchased	227,748
Options Written	398,417
Total Net Realized Gain on Investments	626,165

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Options Purchased	1,633,798
Options Written	(96,616)
Total Net Change in Unrealized Apprepreciation	1,537,182

Net Realized and Unrealized Gain on Investments	2,163,347

Net Increase in Net Assets Resulting From Operations	$2,349,782

See accompanying notes to financial statements.

The Covered Bridge Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2016	September 30, 2015
Operations:	(Unaudited)
Net Investment income	$186,435	$347,828
Net realized gain from investments, options purchased, and options written	626,165	1,201,941
Net change in unrealized appreciation (depreciation) of investments, options purchased and options written	1,537,182	(3,635,652)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,349,782	(2,085,883)

Distributions to Shareholders From:
From net investment income:
Class A ($0.03 and $0.10, respectively)	(13,081)	(40,396)
Class I ($0.06 and $0.13, respectively)	(169,956)	(308,545)
From net realized gains:
Class A ($0.41 and $1.00, respectively)	(162,415)	(362,485)
Class I ($0.41 and $1.00, respectively)	(1,054,138)	(1,952,424)
Net decrease in net assets from distributions to shareholders	(1,399,590)	(2,663,850)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (17,049 and 71,653 shares, respectively)	166,474	753,244
Distributions Reinvested (17,383 and 39,824 shares, respectively)	160,448	402,093
Redemption fee proceeds	—	66
Cost of Shares Redeemed (9,525 and 56,685 shares, respectively)	(91,368)	(569,532)
Total Class A	235,554	585,871

Class I
Proceeds from Shares Issued (166,311 and 536,962 shares, respectively)	1,545,137	5,491,584
Distributions Reinvested (117,465 and 220,629 shares, respectively)	1,083,031	2,229,535
Redemption fee proceeds	—	381
Cost of Shares Redeemed (73,648 and 145,562 shares, respectively)	(717,355)	(1,517,485)
Total Class I	1,910,813	6,204,015

Total Capital Share Transactions	2,146,367	6,789,886

Total Increase in Net Assets	3,096,559	2,040,153

Net Assets:
Beginning of Period	27,879,301	25,839,148
End of Period +	$30,975,860	$27,879,301

+ Includes undistributed net investment income of:	$3,579	$181

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year
	Ended		Ended	Ended
	March 31, 2016		September 30, 2015	September 30, 2014 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$9.36		$11.19	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.05		0.11	0.08
Net gain (loss) from investments (both realized and unrealized)	0.69		(0.84)	1.17
Total from operations	0.74		(0.73)	1.25

Less Distributions:
From net investment income	(0.03)		(0.10)	(0.06)
From net realized gains	(0.41)		(1.00)	—
Total Distributions	(0.44)		(1.10)	(0.06)

Paid in capital from redemption fees (2)	—		0.00 (4)	0.00 (4)

Net Asset Value, End of Period	$9.66		$9.36	$11.19

Total Return (3)	8.16%		(7.13)%	12.55%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4,002		$3,647	$3,745

Ratio of gross expenses to average net assets (5)	2.28	% (6)	2.33%	2.69%
Ratio of net expenses to average net assets	1.90	% (6)	1.90%	1.90%
Ratio of net investment income to average net assets	1.05	% (6)	1.03%	0.76%
Portfolio turnover rate	72	% (7)	208%	266%

(1)	Class A commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year
	Ended		Ended	Ended
	March 31, 2016		September 30, 2015	September 30, 2014 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$9.38		$11.20	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.06		0.13	0.11
Net gain (loss) from investments (both realized and unrealized)	0.68		(0.82)	1.18
Total from operations	0.74		(0.69)	1.29

Less Distributions:
From net investment income	(0.06)		(0.13)	(0.09)
From net realized gains	(0.41)		(1.00)	—
Total Distributions	(0.47)		(1.13)	(0.09)

Paid in capital from redemption fees (2)	—		0.00 (4)	0.00 (4)

Net Asset Value, End of Period	$9.65		$9.38	$11.20

Total Return (3)	8.18%		(6.80)%	12.88%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$26,973		$24,232	$22,094

Ratio of gross expenses to average net assets (5)	2.03	% (6)	2.08%	2.44%
Ratio of net expenses to average net assets	1.65	% (6)	1.65%	1.65%
Ratio of net investment income to average net assets	1.30	% (6)	1.28%	1.04%
Portfolio turnover rate	72	% (7)	208%	266%

(1)	Class I commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2016

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

The following tables summarize the inputs used as of March 31, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$30,073,406	$—	$—	$30,073,406
Call Options Purchased	3,200	—	—	3,200
Short-Term Investment	1,135,869	—	—	1,135,869
Total	$31,212,475	$—	$—	$31,212,475
Liabilities
Call Options Written	$316,504	$—	$—	$316,504
Total	$316,504	$—	$—	$316,504

The Fund did not hold any Level 3 securities during the six months ended March 31, 2016.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the six months ended March 31, 2016.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of March 31, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The number of call option contracts written and the premiums received by the Fund during the six months ended March 31, 2016, were as follows:

	Contracts	Premium
Outstanding at Beginning of Period	1,484	$139,823
Options Written	10,225	994,159
Options Closed	(1,302)	(135,937)
Options Exercised	(3,837)	(375,861)
Options Expired	(4,071)	(375,223)
Outstanding at End of Period	2,499	$246,961

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

Offsetting of Financial Assets and Derivative Assets - The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2016.

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
			Net Amounts of
		Gross Amounts Offset	Liabilities Presented in the
	Gross Amounts of	in the Statement of	Statement of Assets &	Financial	Cash Collateral
Description	Recognized Liabilities	Assets & Liabilities	Liabilities	Instruments (1)	Pledged	Net Amount
Call Options Written	$316,504	$—	$316,504	$259,804	$56,700	$—
Total	$316,504	$—	$316,504	$259,804	$56,700	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2016:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$ 3,200
Options Written	Equity	Options Written, at value	316,504

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the six months ended March 31, 2016:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net realized gain (loss) from investments	$ 58,547
Options Written	Equity	Net realized gain (loss) from options written	398,417
Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on investments and options purchased	(40,500)
Options Written	Equity	Net change in unrealized appreciation (depreciation) on options written	(96,616)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2014-2015) or expected to be taken in the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets. For the six months ended March 31, 2016, the Adviser earned management fees of $183,209.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until January 31, 2017, so that the total annual operating expenses of the Fund do not exceed 1.90% and 1.65% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within three fiscal years of when the amounts were waived. During the six months ended March 31, 2016, the Adviser waived fees of $55,240.

As of September 30, 2015, the following amounts are subject to recapture by the Advisor by September 30 of the following years:

2017	2018	Total
$153,469	$119,761	$273,230

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the six months ended March 31, 2016, pursuant to the Plan, the Fund paid $4,766. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended March 31, 2016, the Distributor received no underwriting commissions for sales of Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2016, amounted to $21,361,706 and $20,624,741, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund did not receive redemption fees for the six months ended March 31, 2016.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$2,662,322	$174,346
Long-Term Capital Gain	1,528	—
	$2,663,850	$174,346

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,145,195	$—	$—	$—	$(120)	$(4,663,131)	$(3,518,056)

The difference between book basis and tax basis accumulated net realized gain and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for real estate investment trusts and C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2015 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$1,294	$(1,294)

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2016, Charles Schwab & Co, Inc. and Constellation Trust, accounts holding shares for the benefit of others in nominee name, held approximately 69% and 28%, respectively, of the voting securities of the Fund’s Class A shares. As of March 31, 2016, Charles Schwab & Co, Inc., an account holding shares for the benefit of others in nominee name, held approximately 59% of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

The Covered Bridge Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(10/1/15)	(3/31/16)	(10/1/15 to 3/31/16)*
Actual
Class A	$1,000.00	$1,081.60	$9.89
Class I	$1,000.00	$1,081.80	$8.59
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.50	$9.57
Class I	$1,000.00	$1,016.75	$8.32

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.90% and 1.65% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Renewal of Advisory Agreement – The Covered Bridge Fund (Unaudited)

In connection with a meeting held on August 26-27, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of the investment advisory agreements (the “Advisory Agreement”) between Stonebridge Capital Advisors, LLC (“SCA”) and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge” or the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that SCA was established in 1997 and provides personalized investment management services for a client base of high net worth individuals, retirement plans, endowments, foundations and small to mid-sized institutions. The Board noted the significant financial and client service experience of most of SCA’s investment personnel. The Board observed that SCA utilizes an investment process that consists of robust on-going research using fundamental data and qualitative factors, and applies various option strategies to hedge the Fund’s risk. The Board recognized SCA’s investment process includes built in risk mitigation strategies appropriate for the strategy. The Board expressed satisfaction with SCA’s focus on compliance, noting that it recently installed a new trading system with programmable rules to check trades, and did not report having any litigation or compliance issues over the past two years. The Board recognized that the Fund’s strategy was complex and requires significant amount of work to implement and expressed its satisfaction with SCA’s service provided to the Fund thus far and its belief that it will continue to provide high quality service in the future.

Performance. The Board reviewed the performance of Covered Bridge since inception and noted that it outperformed its peer group and slightly outperformed the Alternative Long/Short Equity Morningstar category, but underperformed its benchmarks, S&P 500 and CBOE S&P 500 Buy/Write Index and the Large Cap Value Morningstar category. The Trustees also observed that over the last year, the Fund underperformed each benchmark and Morningstar category, and had returns generally in line with its peer group. The Board agreed these results were not unexpected as compared to the benchmarks, as the Fund’s risk option overlay protects the Fund while giving up some upside to the market. Further, the Board noted that the one year underperformance was due to investments in energy companies which recently suffered from a sharply declining oil market and observed SCA’s belief that the sector would see a recovery in valuations. The Board agreed that overall, the Fund has performed in line with expectations and that SCA has the ability to provide satisfactory results in the future.

Fees & Expenses. The Board noted that the 1.25% advisory fee charged by SCA to the Fund and the Fund’s Class A annual expense ratio of 1.91% were both higher than the average of its peer group and the Large Cap Value Morningstar category averages, but were both in line with the Alternative Long/Short Equity Morningstar category average. The Trustees observed that SCA had waived a significant portion of its fee during the prior year, as its net fee after the waiver was 0.46% of the Fund’s daily net assets. With this context, the Trustees concluded that SCA’s advisory fee did not appear unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. However, a representative of SCA agreed that, as Covered Bridge grows and SCA achieves economies of scale, the firm would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the operation of the Fund provided by SCA. They noted SCA has realized a relatively minor profit over the past year, both in terms of percentage of revenue and actual dollars. After discussion, the Trustees concluded the level of profit realized by SCA in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from SCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of Covered Bridge.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603
Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Chief Executive Officer

Date 6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Chief Executive Officer

Date 6/3/16

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Chief Financial Officer

Date 6/3/16